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                                                                   EXHIBIT 10.21

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SCHRADERBRIDGEPORT

                             Special Order Agreement

By means of this Special Order Agreement dated May 11, 1999, Smith & Wesson
(Seller) agrees to supply the following items to Schrader-Bridgeport (Buyer) in the quantities and at the prices detailed on the attached schedule. The Buyer shall purchase the detailed items only from the seller. The term of this agreement shall be from July 1, 1999, to June 30, 2005 inclusive. The following terms and conditions shall govern the duties and rights of this agreement.

TERMS & CONDITIONS

I.       PRICE:

         [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
         AND EXCHANGE COMMISSION]

II.      DELIVERY:

         A.       The "deliver by" date on each Schrader-Bridgeport purchase order is the date delivery is required on your dock.
                  Production may be delivered immediately upon receipt of a
                  purchase order. Delivery may be made five (5) days prior to the specified delivery date.
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III.     QUALITY:

         A. All items supplied under this agreement will be in conformance to Schrader-Bridgeport blue print dimensions at the revision level for each part detailed on the attached schedule. In the event components are manufactured to an obsolete revision level Schrader-Bridgeport will accept responsibility.

IV.      FORECASTING:

         Schrader-Bridgeport will provide an annual forecast, which will authorize Smith & Wesson to purchase raw materials. [CONFIDENTIAL
         PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
         COMMISSION]

V.       LEADTIME:

         Lead-time shall be mutually agreed to by both parties upon transfer of equipment that supports both parties' success in this activity. Lead times beyond the initial transitioning will be the production forecast/delivery schedule.

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
Schrader-Bridgeport Int'nl Inc.              Smith & Wesson

/s/ Gregory M. Gehring                        /s/ John A. Kelly
--------------------------------------       ----------------------------------
Authorized Signature           8-19-99       Authorized Signature
                                                                        5/28/99

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Schrader Bridgeport International, Inc.                                  Page 6a
1609 Airport Road
Monroe, North Carolina 28110
Tel:  (704) 292-7919
Fax: (704) 289-3543
Contact:  Darwin Hadley "Purchasing Manager"
Rep: N/A

Part:  All
Desc:  Various
Average weight: various
Order Qty. Various

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]